1 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . Third Quarter 2013 Earnings Call Presentation November 12, 2013

2 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . Safe Harbor Statement This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 .

Such forward - looking statements are only predictions and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company’s periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the Company’s Investor Relations website at http : //www . gshi - steel . com . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation is intended to be viewed in conjunction with the General Steel Holding, Inc. fourth quarter and fiscal year 20 10 earnings call. This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all .

3 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . Operational A chievements Review Agenda China Steel Industry Review Third Quarter 2013 Highlights Henry Yu, Chief Executive Officer John Chen, Chief Financial Officer Q&A F inancial Review

4 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . x Enhanced production costs with the introduction of two continuous - rolling rebar production lines x Improved operational efficiency through benchmarking program x Broadened financing channels and secured additional support from suppliers and vendors x Continued to achieve additional savings in finance expanses x Generated operating cash inflow of $ 75 . 5 million Third Quarter 2013 Highlights Improved Profitability -- Positive Gross and Net Margins in 3Q 2013 Gross Profit in $ Million Net Income in $ Million Additional Highlights

China Steel Industry Review

通用钢铁控股
GENERAL STEEL HOLDINGS INC.


Rmb/t
Rationalized Pricing Environment in 2H 2013
4,100
3,900
3,700
3,500
3,300
3,100
2,900
2,700
2,500
3Q
4Q
Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13
Mid Spot Price of Rebar 25mm, Shanghai China


China Steel Production and Pricing Monthly
Mln mt
Rmb/t
800
700
600
500
400
300
200
100
0
6000
5500
5000
4500
4000
3500
3000
Production
Price

* Source: Bloomberg

China steel sector……..

*Improving momentum**

- ➢Stabilized pricing environment in 2H 2013
- ➢Improved profitability around the sector:
  - 9M 2013 net margin of 0.41% for large and medium-sized steel enterprises, V.S.0.13% of 1H 2013
  - Reported industry-wide profit in 3Q 2013
- ➢Improving balance in market stockpiles
  - Total steel social inventory in China at 14.4 million MTs in October, down -35.9% compared to the year high in March

Potential catalyst

- ➢Demand strength from better-than-expected economic growth rate
  - Infrastructure construction, automotive sector, etc
  - Active manufacturing activities as indicated by October PMI
  - ➢ Government initiatives for steel industry reform
  - Dismantling mills with outdated capacity
  - Pollution control and environmental protection
  - Additional government measures from the November Plenary session

** Source: National Bureau of Statistics of China, China MIIT and China Iron and Steel Association*

5

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings call.

6 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . Positive Yield from Benchmarking Programs » Unit production cost of rebar, steel billet and pig iron, improved by approx . 14 . 7% , 14 . 8 % and 15 . 9 % YoY x Average purchasing price of coke, down by approx . 36 % YoY x Unit energy consumption in steel - making progress, down by nearly 30 % YoY x Comprehensive unit energy consumption of rebar, decreased to approx . 543 kgec/t x Unit cost for ferrous materials, decreased by 2 % YoY • * Based on internal estimation Environment Protection Raw Material Sourcing Manufacturing Technique & Management Inventory Management Non - Manufacturing Capabilities Positive Yield based on the performance in the first eight months of 2013 • * Based on internal estimation Optimizing Management Procedure and Efficiency

7 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . Additional Savings in Finance Expense Achieved significant additional savings • Optimized short - term loan structure enabled 31 . 7 % YoY savings on interest expense • Lowered blended interest rate on total short - term loan Secured additional non - interest bearing working capital sup port • Shortened sales outstanding days • Extended account receivable days $10.7 $9.8 $7.8 $25.9 $16.1 $17.7 0 10 20 30 40 3Q 2012 2Q 2013 3Q 2013 Financing cost on capital lease Finance/interest expense $25.5 $36.6 $25.9 Savings of 30.3% YoY Savings of 1.5% QoQ US$ Million

8 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . 1,360 1,239 37 18 3Q 2012 3Q 2013 Other Subsidiaries Longmen Joint Venture Items 3Q 2013 3Q 2012 Y - o - Y% Total Sales Volume (Thousands MT) 1,257 1,397 - 10.0% ASP of Rebar (US$/per MT) 489.6 521.2 - 6.1 % Revenue (US$ million) 610.1 711.4 - 14.2% Gross Margin (%) 1.3%

- 1.9% +320 bps Operating Income (Loss)* (US$ million) 30.4 - 36.4 N.A. Net Income Attributable to General Steel Holdings Inc.* (US$ million) 3.8 - 41.6 N.A. EPS* (US$) 0.07 - 0.76 N.A. 3Q 2013 Financial Summary Sales Volume Breakdown * Including another operating income of $41.8 million in change in fair value of profit sharing liability for the third quart er of 2013 Thousands MT Operating Expense Breakdown $8.7 $7.3 $14.1 $12.4 3Q 2012 3Q 2013 Selling Expense G&A Expense USD Million

9 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . Balance Sheet Summary AS OF (USD 1,000) September 30, 2013 December 31, 2012 Assets: Cash and Restricted Cash $467,872 $369,887 Accounts Receivable $11,829 $21,661 Notes Receivable $116,900 $145,502 Inventories $177,383 $212,671 Advances on Inventory Purchases $109,522 $126,131 Total Cu

rrent Assets $ 1,373,967 $1,407,045 Property Plant and Equipment $ 1,250,542 $1,167,836 Total Assets $ 2,672,026 $2,650,682 Liabilities: Accounts Payable $667,747 $529,484 Short Term Loan $433,988 $374,004 Customer Deposits $110,207 $147,888 Taxes Payable $9,716 $16,674 Total Current Liabilities $ 2,448,138 $2,271,590 Capital Lease Obligations $ 354,576 $330,099 Profit Sharing Liability $ 241,090 $328,827

10 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. third quarter 2013 earnings c all . 10 Q&A Jenny Wang Joyce Sung General Steel Holdings, Inc. General Steel Holdings, Inc. Tel: + 86 - 10 - 5775 - 7691 +1 - 347 - 534 - 1435 Email: jenny.wang@gshi - steel.com Email: joyce.sung@gshi - steel.com